--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                  New Asia Fund
--------------------------------------------------------------------------------
                                 October 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

NEW ASIA FUND

* Triggered by currency weakness, banking crises, and expectations of lower growth, stocks fell throughout Southeast Asia during the six months ended October 31.

* Returns were sharply negative, ranging from -57% in Thailand to -17% in Hong Kong.

* The fund's negative returns for the 6- and 12-month periods compared favorably with those of the benchmark index but less favorably with its Lipper fund category.

* There were no safe havens after Hong Kong was caught up in the sell-off in late October. Hong Kong remains the fund's largest allocation.

* A near-term turnaround seems unlikely, but if Asian economies can effect needed reforms, the region's many strengths point to significant long-term potential.

FELLOW SHAREHOLDERS

     The past six months have witnessed a savage bear market in Southeast Asia, the like of which few investors will have previously experienced. Asset prices and currencies collapsed around the region with the result that several markets have declined over 60% in U.S. dollar terms so far in 1997. For your fund's fiscal year ended October 31, stocks for the region as a whole were down about 35%.

     A crisis built up during the summer when a deteriorating current account deficit forced Thailand to cut the link between the baht and the U.S. dollar. Currency weakness proved highly contagious because many of Thailand's problems were replicated in other economies around the region. The links between local currencies and the U.S. dollar meant that Asian corporations had become dependent on cheap U.S. dollar borrowings, which were switched into local currencies and invested locally. The crisis was fueled by a growing perception that the resulting excessive levels of investment, much of it in nonproductive assets, could be pushing the region into a period of much slower growth. This, in turn, if unaddressed by effective policy action, could precipitate wide spread asset deflation and banking insolvencies.

================================================================================
Performance Comparison
================================================================================
Periods Ended 10/31/97                    6 Months          12 Months
--------------------------------------------------------------------------------
New Asia Fund                              -30.16%            -30.61%
MSCI All Country Far East Free
Ex-Japan                                   -33.63             -34.59
Lipper Pacific Ex-Japan
Funds Average                              -27.01             -25.68
================================================================================

     In these difficult conditions, the fund fell 30% for the six months ended October 31. This was slightly less than the decline of the Morgan Stanley
Capital Inter-national benchmark, but marginally worse than the average competitor fund. A similar pattern of relative performance prevailed for the 12-month period.

PORTFOLIO REVIEW

     The portfolio's HONG KONG weighting increased to 44% from 35% six months ago, though there was little net buying over the period. Our higher exposure occurred somewhat by default as a result of our despondent view of most other Asian markets. Despite the risk of speculation spreading to the Hong Kong dollar/U.S. dollar currency peg, we felt that Hong Kong was in a different and better league than its Asian neighbors. Nevertheless, as the turmoil around the region deepened, it seemed implausible that Hong Kong's asset markets could continue inflating while deflation raged across the rest of the region. Consequently, we were wary of allowing the Hong Kong weighting to rise too far and were happy to trim holdings such as HSBC HOLDINGS and HONG KONG LAND HOLDINGS whenever circumstances were favorable.

     Despite this approach, the sudden late-October collapse in the Hong Kong market wrought considerable damage on your fund, with several larger holdings that are not represented in the benchmark index (DAO HENG BANK GROUP, GUOCO GROUP, and FIRST PACIFIC) underperforming sharply. With the threat of deflation on the horizon, we have been looking to limit our exposure to the Hong Kong property and banking sectors, just as we did elsewhere in Asia earlier in the year. In practice this strategy is difficult to effect since these two sectors so completely dominate the makeup of most of Asia's equity markets.

================================================================================
Market Performance
================================================================================
In U.S. Dollar Terms
Periods Ended 10/31/97                     6 Months         12 Months
================================================================================
Hong Kong                                   -17.32%           -17.50%
Indonesia                                   -45.33            -41.08
Malaysia                                    -54.22            -57.15
Philippines                                 -49.31            -52.24
Singapore                                   -21.73            -26.93
South Korea                                 -36.62            -44.77
Thailand                                    -57.49            -68.46

Source: FAME Information Services, Inc.; using MSCI Indices.
================================================================================

     CHINA remains an important and growing part of our universe, accounting for almost 5% of assets. While we remain highly skeptical of the "red chip" phenomenon, we invested in what we regard as by far the best of these concept stocks, CHINA TELECOM, which recently was successfully issued and listed in Hong Kong despite the collapse in the markets.

     We continued with our recent policy of gradually building up positions in TAIWAN, where the weighting has increased to 7%. New positions were added in the long-underperforming banking sector (Taiwan has already had its own banking crisis!), but the country weighting is still less than half that of the benchmark index in view of the market's overall high level of valuation.

     The only other area of relative enthusiasm was INDIA, where steady purchasing brought the fund's exposure close to 8%. The attraction of India lies in how different a market it is compared with the rest of Southeast Asia, being in a much earlier state of development. We are optimistic about the reform process, particularly at the government level, and confident that deregulation will continue to take place. Capital has been scarce for some time, so it tends to be used wisely, with the result that we can identify Indian companies with the ability to produce high returns on investment. Our largest holding in India remains the domestic telephone service provider, MAHANAGAR TELEPHONE.

     Elsewhere across the rest of the portfolio the story was one of unmitigated bearishness with already underweighted country exposures being cut back to rock-bottom levels through a combination of proactive selling and capital erosion. The overriding theme to our culling process was to weed out highly indebted companies and to minimize exposure to the high-risk financial and property sectors while focusing on cash-generating, defensive situations.

     [Edgar description: Geographical Diversification a Pie Chart showing Hong Kong 44%, Phillippines 3%, Singapore 9%, India 8%, Taiwan 7%, Malaysia 7%, China 5%, Other and Reserves 17%. Put on Page 3 of Report]

     MALAYSIA received the sharpest cutback, from 18% to less than 7% of net assets. Up to half a dozen companies with high levels of debt or heavy exposure to the finance industry were sold out of the portfolio, some prior to the market collapse in July, others more recently. Having viewed SINGAPORE as a defensive safe haven earlier in the year, we became increasingly concerned about the property and banking industries there as conditions deteriorated elsewhere in the region. Consequently, we chopped our previously overweighted exposure to these sectors, selling out of DEVELOPMENT BANK OF SINGAPORE and WING TAI HOLDINGS and reducing holdings in UNITED OVERSEAS BANK, OVERSEAS UNION BANK, and CITY DEVELOPMENTS. This has taken the market exposure to a subindex weighting of around 9%.

     In THAILAND, INDONESIA, SOUTH KOREA, and the PHILIPPINES we had already turned cautious earlier in the year and cut back to relatively low weightings. In the past six months, we continued this policy with the sale of any last remaining bank stocks taking allocations even lower in Korea and the Philippines.

================================================================================
Industry Diversification
================================================================================
                                         Percent of          Percent of
                                         Net Assets          Net Assets
                                            4/30/97            10/31/97
--------------------------------------------------------------------------------
Finance                                       43.5%               34.2%
Services                                      16.6                19.1
Multi-industry                                13.3                11.9
Energy                                         8.8                 9.5
Consumer Goods                                 4.0                 5.3
Capital Equipment                              4.0                 4.1
Materials                                      4.4                 1.8
Reserves                                       5.4                14.1
--------------------------------------------------------------------------------
Total                                        100.0%              100.0%
================================================================================

OUTLOOK

     The only easy prediction is that conditions in Asia are likely to remain highly volatile over the coming months. Trying to look through the highly charged sentiment, our considered view is that growth in the region will slow dramatically over the next two years and that this, combined with high leverage throughout much of Asia, threatens the health of the corporate sector generally and the banking industry specifically.

     In this environment, Hong Kong still stands head and shoulders above the rest. We believe the Hong Kong dollar peg will hold, but at the cost of sharply higher interest rates and continued disruptive speculative attacks. The unhindered operation of the free market means that past excesses are being swiftly unwound. Sharply higher interest rates have burst the stock market bubble, and property prices are already adjusting in a process that will be brutal, though blessedly quick. The resulting boost to Hong Kong's competitiveness will confirm its role as China's premier service and financial center. Consumer and corporate leverage is reasonable, and the banking system is robust despite its heavy exposure to the broad property market.

     Unfortunately, many of the best Hong Kong companies are heavily dependent on banking and property - sectors that intuitively are likely to suffer the most from ongoing asset deflation. While valuations already discount a great deal of bad news, fear of the unknown will predominate until interest rates settle down. Consequently, we suspect that the worst is not yet past, offering plenty of opportunity to accumulate blue chips gradually and selectively.

     Elsewhere in Asia, the crisis continues to be exacerbated by a reluctance on the part of the authorities to accept the seriousness and root causes of their problems, which means that tough and painful political decisions are not being made. Recession looms in several countries and full-blown banking crises remain a distinct risk. Until the extent of the financial turmoil is clearer, it is difficult to gauge how much has already been discounted by the collapse in equity values. Once the current policy vacuum gives way to a clear willingness to administer the necessary unpleasant medicine, then we can at least start to think about the road to recovery. In the meantime, we are concentrating on identifying companies that are well placed to benefit from the inevitable opportunities that will result from the current crisis.

     Despite the foreboding short-term outlook, many of the positive factors behind the so-called Asian growth miracle are still in place. One lesson the economies and markets of Asia have taught is not to underestimate their flexibility and ability to turn around quickly. While recent losses are severe, they are not unprecedented for this part of the world, which has also seen soaring gains in other years. If governments and company managements can adapt and change as required, then Asian equity markets offer substantial upside potential from depressed levels.

Respectfully submitted,

/s/

Martin G. Wade
President
November 19, 1997

T. Rowe Price New Asia Fund
================================================================================

================================================================================
Portfolio Highlights
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/97
Hutchison Whampoa, Hong Kong ........................................       7.9%
Cheung Kong Holdings, Hong Kong .....................................       3.8
Hong Kong Telecommunications, Hong Kong .............................       3.5
Huaneng Power International, China ..................................       3.2
Hong Kong Land Holdings, Hong Kong ..................................       2.8
Swire Pacific, Hong Kong ............................................       2.6
New World Development, Hong Kong ....................................       2.6
HSBC Holdings, Hong Kong ............................................       2.5
Mahanagar Telephone, India ..........................................       2.4
Singapore Press, Singapore ..........................................       2.3
Dao Heng Bank Group, Hong Kong ......................................       2.1
China Light & Power, Hong Kong ......................................       1.9
Tenaga Nasional, Malaysia ...........................................       1.5
Guoco Group, Hong Kong ..............................................       1.4
Taichung Business Bank, Taiwan ......................................       1.4
China Telecom, Hong Kong ............................................       1.4
Philippine Long Distance Telephone, Philippines .....................       1.3
New World Infrastructure, Hong Kong .................................       1.3
Tanjong, Malaysia ...................................................       1.3
Industrial Credit & Investment Corporation of India, India ..........       1.1
Henderson Land Development, Hong Kong ...............................       1.1
Hysan Development, Hong Kong ........................................       1.1
Hindustan Lever, India ..............................................       1.1
United Overseas Bank, Singapore .....................................       1.0
Samsung Electronic, South Korea .....................................       1.0
--------------------------------------------------------------------------------
Total                                                                      53.6%
================================================================================

T. Rowe Price New Asia Fund
================================================================================

================================================================================
Performance Comparison
================================================================================

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New Asia Fund SEC Chart shown here]

================================================================================
Average Annual Compound Total Return
================================================================================

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 10/31/97      1 Year    3 Years    5 Years    Inception       Date
--------------------------------------------------------------------------------
New Asia Fund              -30.61%    -12.32%      1.26%        5.63%    9/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price New Asia Fund
================================================================================

                                          For a share outstanding throughout each period #
====================================================================================================================================
Financial Highlights
====================================================================================================================================
                                              Year                                                         10 Months*         Year
                                             Ended                                                             Ended         Ended
                                          10/31/97          10/31/96        10/31/95        10/31/94        10/31/93      12/31/92
NET ASSET VALUE
Beginning of period ................     $    8.64       $      8.12       $   10.07       $    9.88       $    6.34       $  5.91
Investment activities
    Net investment income ..........          0.09              0.06            0.08            0.06            0.03          0.10
    Net realized and
    unrealized gain (loss) .........         (2.71)             0.55           (1.07)           0.36            3.51          0.56
    Total from
    investment activities ..........         (2.62)             0.61           (0.99)           0.42            3.54          0.66
Distributions
    Net investment income ..........         (0.06)            (0.09)          (0.07)          (0.04)           --           (0.10)
    Net realized gain ..............         (0.01)             --             (0.89)          (0.19)           --           (0.13)
    Total distributions ............         (0.07)            (0.09)          (0.96)          (0.23)           --           (0.23)
NET ASSET VALUE
End of period ......................     $    5.95       $      8.64       $    8.12       $   10.07       $    9.88       $  6.34
Ratios/Supplemental Data
Total return .......................        (30.61)%            7.58%          (9.70)%          4.11%          55.84%        11.24%
Ratio of expenses to
average net assets .................          1.10%             1.11%           1.15%           1.22%           1.29%+        1.51%
Ratio of net investment
income to average
net assets .........................          0.76%             0.66%           0.97%           0.85%           1.02%+        1.64%
Portfolio turnover rate ............          41.8%             42.0%           63.7%           63.2%           40.4%+        36.3%
Average commission
rate paid ..........................     $  0.0063       $    0.0057              $-              $-              $-            $-
Net assets, end of period
(in millions) ......................     $     877       $     2,041       $   1,909       $   2,303       $   1,650       $   315
====================================================================================================================================

+    Annualized.
*    The fund's fiscal year end was changed to 10/31.
#    All per share figures reflect the 2-for-1 stock split effective 5/27/94.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================
                                                                October 31, 1997

================================================================================
Statement of Net Assets                            Shares/Par           Value
================================================================================
                                                                    In thousands

CHINA  4.6%
Common Stocks  4.6%
China Southern Airlines (HKD) * .......................     3,068,000    $ 1,359
Guangdong Electric Power (Class B) (HKD) ..............    12,539,100      7,071
Guangshen Railway (HKD) ...............................     3,378,000      1,049
Huaneng Power International (Class N) ADR (USD) * .....     1,257,140     27,657
Shenzhen Expressway (Class H) (HKD) * .................    15,546,000      3,338
Total China (Cost $35,581) ............................                   40,474

HONG KONG  43.8%
Common Stocks and Warrants  43.8%
Amway Asia Pacific (USD) ..............................       110,000      2,613
CDL Hotels International ..............................     3,767,488      1,084
Cheung Kong Holdings ..................................     4,766,000     33,134
Cheung Kong Infrastructure ............................     1,424,000      3,684
China Light & Power ...................................     3,200,000     16,845
China Telecom * + .....................................     7,406,000     11,830
Dao Heng Bank Group ...................................     8,105,260     18,660
Dickson Concepts International ........................       587,500      1,265
Esprit Holdings .......................................    12,121,000      4,311
First Pacific .........................................    11,486,149      7,242
Giordano International ................................     6,078,000      2,240
Great Eagle Holdings ..................................     1,765,000      2,694
Guoco Group ...........................................     5,695,000     12,448
HKR International .....................................     7,940,544      5,238
HSBC Holdings .........................................       959,880     21,727
Henderson Land Development ............................     1,811,000     10,025
Hong Kong & Shanghai Hotels, Warrants, 12/10/98 * .....       274,998         10
Hong Kong China .......................................     6,020,000      1,577
Hong Kong Land Holdings (USD) .........................    10,884,950     24,818
Hong Kong Telecommunications ..........................    16,164,495     30,943
Hutchison Whampoa .....................................     9,978,000     69,045
Hysan Development .....................................     4,560,000      9,525
Jardine International Motor Holdings ..................     3,890,000      2,818
Lai Sun Development ...................................     3,018,000      1,249
Lai Sun Hotels International, Warrants, 4/30/99 * .....       652,286          7
National Mutual Asia ..................................     5,324,000      4,820
New World Development .................................     6,403,934     22,530
New World Infrastructure ..............................     5,818,000    $11,513
QPL International .....................................     1,955,000      1,214

Sa Sa International Holdings * ........................     6,448,000      1,151
Smartone Telecommunications ...........................     2,965,000      6,519
South China Morning Post ..............................     4,928,000      4,271
Sun Hung Kai Properties ...............................     1,000,000      7,372
Swire Pacific (Class A) ...............................     4,251,000     22,708
Wharf Holdings ........................................     3,250,000      6,642
Total Hong Kong (Cost $449,341) .......................                  383,772

INDIA  7.5%
Common Stocks  7.5%
Gujarat Ambuja Cement GDR (USD) .......................       457,000      3,713
Hindustan Lever .......................................       265,500      9,362
Hindustan Petroleum ...................................       602,800      7,921
Housing Development Finance ...........................        25,900      2,188
ITC ...................................................       198,000      3,062
Industrial Credit & Investment Corporation of India ...     4,157,400     10,048
Mahanagar Telephone ...................................     2,956,000     20,608
Ranbaxy Laboratories ..................................       118,000      2,300
State Bank of India ...................................       454,900      3,282
Tata Engineering & Locomotive .........................       164,300      1,440
Tata Engineering & Locomotive GDR (USD) ...............       209,800      2,072
Total India (Cost $62,793) ............................                   65,996

INDONESIA  0.9%
Common Stocks  0.9%
Gulf Indonesia Resources (USD) * ......................       135,000      2,835
Telekom Indonesia (Class B) ADS (USD) .................       250,000      4,860
Telekomunikasi Indonesia (Class B) ....................        39,000         36
Total Indonesia (Cost $7,806) .........................                    7,731

MALAYSIA  6.8%
Common Stocks  6.8%
Berjaya Sports Toto ...................................     2,000,499      5,461
Commerce Asset Holdings ...............................     3,120,000      2,433
MNI Holdings ..........................................     1,452,000      3,506
Magnum ................................................     1,690,000    $ 1,323
Malaysian Assurance Alliance ..........................       992,012      1,786
Resorts World .........................................     4,777,000      8,526
Tanjong ...............................................     6,438,000     11,395
Telekom Malaysia ......................................     1,200,000      3,114
Tenaga Nasional .......................................     6,127,000     13,234
Time Engineering ......................................     8,886,000      3,839
United Engineers ......................................     2,194,698      5,201
Total Malaysia (Cost $143,671) ........................                   59,818

PHILIPPINES  2.5%
Common Stocks  2.5%
Ayala Land (Class B) ..................................    10,631,468      4,124
Bank of the Philippine Islands ........................       742,400      1,958
Philippine Long Distance Telephone ....................       102,200      2,522
Philippine Long Distance Telephone ADS (USD) ..........       372,200      9,026
San Miguel (Class B) ..................................     2,931,550      3,266
Universal Robina ......................................    11,588,000      1,471
Total Philippines (Cost $40,037) ......................                   22,367

SINGAPORE  9.1%
Common Stocks  9.1%
Bukit Sembawang Estates ...............................       194,000      1,478
City Developments .....................................     1,157,000      4,848
DBS Land ..............................................     4,834,000      8,226
Fraser & Neave ........................................       840,800      4,271
Keppel Land ...........................................     1,630,000      2,277
Overseas Chinese Bank .................................     1,321,400      7,341
Overseas Union Bank ...................................     1,741,000      5,803
Singapore Airlines ....................................     1,100,000      8,241
Singapore Land ........................................     2,888,000      8,215
Singapore Press .......................................     1,453,560     20,027
United Overseas Bank ..................................     1,597,500      8,824
Total Singapore (Cost $136,244) .......................                   79,551

SOUTH KOREA  2.1%
Common Stocks  2.1%
Housing & Commercial Bank .............................        36,270        406
Kook Min Bank .........................................        32,744     $  265
Korea Electric Power ..................................       202,440      2,874
Korea Growth Trust IDR (USD) * ........................            40        560
LG Electronics ........................................       251,000      3,381
Pohang Iron & Steel ...................................        39,540      1,803
Samsung Electronic ....................................       224,610      8,821
Total South Korea (Cost $43,997) ......................                   18,110

TAIWAN  7.2%
Common Stocks and Rights  7.2%
Acer ..................................................     2,464,000      3,376
Acer GDR (USD) * ......................................       252,000      1,671
Asustek Computer GDR (USD) * ..........................       393,000      4,742
Bank Sino Pacific * ...................................     7,811,412      5,679
Cathay Construction ...................................     2,705,840      2,885
Cathay Life Insurance .................................     1,265,000      5,640
China Steel ...........................................     3,514,000      2,691
China Trust Commercial Bank * .........................     4,516,096      6,216
Compal Electronics * ..................................       786,500      1,791
Compal Electronics, Rights, 11/15/97 * ................       151,051          0
Compeq Manufacturing * ................................       548,000      2,638
Delpha Construction * .................................       721,568        860
Delta Electronics .....................................     1,060,000      3,373

Inventec * ............................................     1,412,000      5,589
Taichung Business Bank * ..............................     8,814,250     12,132
Walsin Lihwa * ........................................     3,429,107      2,083
Yageo * ...............................................       440,320        925
Yageo GDR (USD) * .....................................        59,760        635
Total Taiwan (Cost $89,871) ...........................                   62,926

THAILAND  1.4%
Common Stocks  1.4%
Advanced Information Service ..........................       250,000      1,316
Central Pattana .......................................       420,100        507
PTT Exploration & Production ..........................       689,600      6,892
Siam Cement ...........................................       450,050      3,752
Total Thailand (Cost $24,232) .........................                   12,467

VIETNAM  0.0%
Common Stocks  0.0%
Lazard Vietnam Fund Limited (USD) * ...................       152,800       $382
Total Vietnam (Cost $462) .............................                      382

SHORT-TERM INVESTMENTS  11.5%
Money Market Funds  11.5%
Reserve Investment Fund, Inc., 5.65% ..................   100,615,658    100,616
Total Short-term Investments (Cost $100,616) ..........                  100,616

Total Investments in Securities
97.4% of Net Assets (Cost $1,134,651) .................                $ 854,210

Other Assets Less Liabilities .........................                   22,577

NET ASSETS ................................................         $   876,787
Net Assets Consist of:
Accumulated net investment income -
net of distributions ......................................         $     8,452
Accumulated net realized gain/loss -
net of distributions ......................................              (5,701)
Net unrealized gain (loss) ................................            (282,579)
Paid-in-capital applicable to 147,340,477
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares of
the Corporation authorized ................................           1,156,615

NET ASSETS ................................................         $   876,787

NET ASSET VALUE PER SHARE .................................         $      5.95

*    Non-income producing
+    Affiliated company
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        10/31/97
Investment Income
Income
    Dividend (net of foreign taxes of $2,950) ................        $  29,735
    Interest (net of foreign taxes of $53) ...................            4,495
    Total income .............................................           34,230
Expenses
    Investment management ....................................           15,273
    Shareholder servicing ....................................            3,800
    Custody and accounting ...................................              694
    Prospectus and shareholder reports .......................              282
    Registration .............................................              103
    Legal and audit ..........................................               25
    Directors ................................................               10
    Miscellaneous ............................................               23
    Total expenses ...........................................           20,210
Net investment income ........................................           14,020
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ...............................................           39,731
    Foreign currency transactions ............................           (4,211)
    Net realized gain (loss) .................................           35,520
Change in net unrealized gain or loss
    Securities ...............................................         (399,554)
    Other assets and liabilities
    denominated in foreign currencies ........................           (1,445)
    Change in net unrealized gain or loss ....................         (400,999)
Net realized and unrealized gain (loss) ......................         (365,479)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $(351,459)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                Year        Year
                                                               Ended       Ended
                                                            10/31/97    10/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ..............    $    14,020             $    14,185
    Net realized gain (loss) ...........         35,520                    (214)
    Change in net unrealized
    gain or loss .......................       (400,999)                118,431
    Increase (decrease) in net
     assets from operations ............       (351,459)                132,402
Distributions to shareholders
    Net investment income ..............        (14,114)                (20,404)
    Net realized gain ..................         (2,352)                     --
    Decrease in net assets from
    distributions ......................        (16,466)                (20,404)
Capital share transactions *
    Shares sold ........................        731,778                 861,270
    Distributions reinvested ...........         15,555                  19,209
    Shares redeemed ....................     (1,544,017)               (859,974)
    Increase (decrease) in net
    assets from capital
    share transactions .................       (796,684)                 20,505
Net Assets
Increase (decrease) during period ......     (1,164,609)                132,503
Beginning of period ....................      2,041,396               1,908,893
End of period ..........................              $               82,041,396
*Share information
    Shares sold ........................         84,243                  97,874
    Distributions reinvested ...........          1,698                   2,351
    Shares redeemed ....................       (174,870)                (99,089)
    Increase (decrease) in
    shares outstanding .................        (88,929)                  1,136

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================
                                                                October 31, 1997

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At October 31, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At October 31, 1997, the value of securities on loan was $87,598,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $716,019,000 and $1,547,070,000, respectively, for the year ended October 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,626,000, which expires in 2003. Capital loss carryforwards utilized in 1997 amounted to $36,846,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
Undistributed net investment income                                 $(2,351,000)
Undistributed net realized gain                                       2,352,000
Paid-in-capital                                                          (1,000)

     For federal income tax purposes, the fund intends to elect to pass through foreign source income of $12,807,000 and foreign taxes paid of $3,003,000 for its tax year ended October 31, 1997; the per share effect of these pass-throughs is $0.09 and $0.02, respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

     At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,134,651,000, and net unrealized loss aggregated $280,441,000, of which $41,850,000 related to appreciated investments and $322,291,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $756,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1997, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,002,000 for the year ended October 31, 1997, of which $304,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.2% of the outstanding shares of the New Asia Fund at October 31, 1997. For the year then ended, the fund was allocated $14,000 of Spectrum expenses, $1,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997, totaled $717,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $266,188,000 with certain affiliates of the manager and paid commissions of $1,052,000 related thereto.

T. Rowe Price New Asia Fund
================================================================================

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE NEW ASIA FUND

     In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New Asia Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended October 31, 1995 were audited by other independent accountants whose report dated November 17, 1994 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1997

T. ROWE PRICE SHAREHOLDER SERVICES
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     COMBINED STATEMENT Overview of your T. Rowe Price accounts.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
     markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Asia Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.         F39-050  10/31/97